Risk management - Financial assets and liabilities (Details) $ in Millions, $ in Millions	Dec. 31, 2021 COP ($)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 COP ($)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 COP ($)	Dec. 31, 2018 COP ($)
Balance of financial assets and liabilities denominated in foreign currency
Cash and cash equivalents	$ 14,549,906		$ 5,082,308		$ 7,075,758	$ 6,311,744
Other financial assets	$ 2,934,734		$ 3,071,659
USD$ Million
Balance of financial assets and liabilities denominated in foreign currency
Cash and cash equivalents		$ 388		$ 197
Other financial assets		408		1,164
Trade receivables and payables, net		423		203
Loans and borrowings		(15,514)		(11,814)
Other assets and liabilities, net		702		277
Net liability position		$ (13,593)		$ (9,973)